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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): MAY 1, 2001


                                  CYSIVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                  DELAWARE                                     0-27607                                    54-1698017
        (State or Other Jurisdiction                   (Commission File Number)                         (IRS Employer
             of Incorporation)                                                                       Identification No.)
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                        10780 PARKRIDGE BLVD., SUITE 400
                                RESTON, VA 20191
               (Address of Principal Executive Offices) (Zip Code)


                                 (703) 259-2300
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        On May 1, 2001, the Company issued a press release announcing its financial results for the quarter ended March 31, 2001. A copy of this press release is attached as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements of businesses acquired: Not Applicable

        (b)     Pro Forma Financial Information: Not Applicable

        (c)     Exhibits.

                    Exhibit No.    Description
                    -----------    -----------
                        99.1       Press Release, dated May 1, 2001, announcing the Company's financial results for the quarter ended March 31, 2001.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CYSIVE, INC.

                                            By: /s/ John R. Lund
                                                --------------------------------
                                                John R. Lund
                                                Vice President, Chief Financial
                                                Officer, Treasurer, Secretary
                                                and Director

                                            Date:  May 3, 2001


                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
   99.1             Press Release, dated May 1, 2001, announcing the Company's financial results for the quarter ended March 31, 2001.